SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 7, 2010

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

226 Landis Avenue, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

This Form 8-K/A is being filed solely for the purpose of filing the exhibits to the Securities Purchase Agreements which were previously filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to the Current Report on Form 8-K, dated July 7, 2010.  Except as otherwise provided herein there are no changes to the other disclosures in the Current Report on Form 8-K, dated July 7, 2010.

Additional Information

The Company plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transactions contemplated herein.  The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies.  The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors.  Security holders are urged to read the Proxy Statement carefully when it becomes available.

The Proxy Statement and other relevant documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov.  In addition, free copies of these documents may also be obtained by directing a written request to:  Robert B. Crowl, Chief Financial Officer, Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360.

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SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 9 - Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description
	3.1	Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation - Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B of Sun Bancorp, Inc. *

	10.1	Securities Purchases Agreement, dated as of July 7, 2010, between Sun Bancorp, Inc. and WLR SBI AcquisitionCo, LLC

10.2
Securities Purchase Agreement, dated as of July 7, 2010, between Sun Bancorp, Inc. and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, the Four Bs, Interactive Logistics, LLC, National Distribution Centers, L.R. and National Freight, Inc.

10.3
Securities Purchase Agreement, dated as of July 7, 2010, between Sun Bancorp, Inc. and Maycomb Holdings II, LLC, Maycomb Holdings, III, LLC, Siguler Guff Distressed Opportunities Fund IV, LP and Siguler Guff Distressed Opportunities Fund IV (T), LP

	10.4	Form of Securities Purchase Agreement with Other Investors

	99.1	Press Release dated July 8, 2010 *

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
Date: August 3, 2010	By:	/s/ Thomas X. Geisel
Thomas X. Geisel President and Chief Executive Officer